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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549





                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 6, 2001
                                                          ------------




                          Artesyn Technologies, Inc.
            (Exact name of registrant as specified in its charter)



            Florida                     0-4466                  59-1205269
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)




  7900 Glades Rd., Suite 500, Boca Raton, Florida                 33434-4105
      (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code (561) 451-1000
                                                           --------------


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Item 5.  Other Events.
---------------------

Artesyn Technologies, Inc. today announced revised financial guidance for 2001, and a realignment of its operations in line with emerging market opportunities.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial statements of business acquired.

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Exhibits.



Exhibit No.    Description
-----------    -----------

99             Press release issued by Artesyn Technologies, Inc. dated June 6,
               2001

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Artesyn Technologies, Inc.
                                                   --------------------------
                                                          (Registrant)


Dated: June 6, 2001


                                           By:    /s/ Richard J. Thompson
                                                  -----------------------
                                                  Richard J. Thompson
                                                  Vice President-Finance and
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX

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Exhibit No.      Description
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99               Press release issued by Artesyn Technologies on June 6, 2001
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